SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant     [X]

Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential, for Use of Commission Only (as permitted by
        Rule 14a-6(e)(2))

[ ]     Definitive Proxy Statement

[X]     Definitive Additional Materials

[ ]     Soliciting Material Pursuant to ss. 240.14a-12

                         GLOBAL/INTERNATIONAL FUND, INC.


-------------------------------------

               (Name of Registrant(s) as Specified In Its Charter)

-------------------------------------

      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)     Title of each class of securities to which transaction applies:

        (2)     Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        (4)     Proposed maximum aggregate value of transaction:

        (5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

(2)     Form, Schedule or Registration Statement No.:

(3)     Filing Party:

(4)     Date Filed:

                                    SCUDDER
                                  Investments

                               Scudder Income Fund
                            Scudder Global Bond Fund
                           Scudder Short Duration Fund
                            Scudder Fixed Income Fund


                                 Important Proxy
                                      News

                               PLEASE VOTE TODAY!
                               ------------------

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-mentioned Scudder Funds. This meeting, which was originally scheduled for November 18, 2005, has been adjourned to November 28, 2005 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

Shareholders of each fund are being asked to vote on some or all of the following issues: to approve an Amended and Restated Investment Management Agreement, to approve a new Sub-Advisory Agreement, and to approve a new Sub-Sub-Advisory contract. After careful consideration, the Board of Trustees of each Trust and the Board of Directors of the Corporation recommend that shareholders of each Fund vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-846-9440. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet.

Visit https://proxyvote.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

                     WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                              NOBO

                                    SCUDDER
                                  Investments

                               Scudder Income Fund
                            Scudder Global Bond Fund
                           Scudder Short Duration Fund
                            Scudder Fixed Income Fund

                                 Important Proxy
                                      News

                               PLEASE VOTE TODAY!
                               ------------------

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-mentioned Scudder Funds. This meeting, which was originally scheduled for November 18, 2005, has been adjourned to November 28, 2005 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

Shareholders of each fund are being asked to vote on some or all of the following issues: to approve an Amended and Restated Investment Management Agreement, to approve a new Sub-Advisory Agreement, and to approve a new Sub-Sub-Advisory contract. After careful consideration, the Board of Trustees of each Trust and the Board of Directors of the Corporation recommend that shareholders of each Fund vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-846-9440. Representatives are available to answer your questions Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet.

Visit https://proxyvote.com and follow the simple on-screen instructions.

3. By Touch-tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                             OBO

                                    SCUDDER
                                  Investments

                               Scudder Income Fund
                            Scudder Global Bond Fund
                           Scudder Short Duration Fund
                            Scudder Fixed Income Fund

                                 Important Proxy
                                      News

                               PLEASE VOTE TODAY!
                               ------------------

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the above-mentioned Scudder Funds. This meeting, which was originally scheduled for November 18, 2005, has been adjourned to November 28, 2005 at 4:00 p.m. Eastern Time at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

Shareholders of each fund are being asked to vote on some or all of the following issues: to approve an Amended and Restated Investment Management Agreement, to approve a new Sub-Advisory Agreement, and to approve a new Sub-Sub-Advisory contract. After careful consideration, the Board of Trustees of each Trust and the Board of Directors of the Corporation recommend that shareholders of each Fund vote "FOR" each proposal. Your vote is important no matter how many shares you own. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the cost of additional solicitation.

For your convenience, please utilize any of the following methods to submit your vote:

1. By Phone.

Please call Computershare Fund Services toll-free at 866-846-9440. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet.

Visit https://vote.proxy-direct.com and follow the simple on-screen instructions.

3. By Touch-Tone Phone.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. By Mail.

Simply return your executed proxy card in the envelope provided. However, please try to utilize one of the above options to register your vote, so it may be received in time for the meeting.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                            REG